Exhibit 10.1

CA, Inc. Change in Control Severance Policy
(Amended as of December 10, 2012)

(Schedules as of August 1, 2013)

Schedule A
(2.99 Multiple)

Chief Executive Officer (Michael P. Gregoire)*
Executive Vice President and Chief Financial Officer (Richard J. Beckert)*
Executive Vice President and Group Executive, Worldwide Sales and Services (George J. Fischer)
Executive Vice President and Group Executive, Enterprise Solutions and Technology Group
(Peter JL Griffiths)*

[Employees may be added or eliminated from time to time]

Schedule B
(2.00 Multiple)

Executive Vice President and Group Executive, Mainframe and Customer Success Group (Adam Elster)*
Executive Vice President and Chief Marketing Officer (Lauren P. Flaherty)
Executive Vice President and General Counsel (Amy Fliegelman Olli)

[Employees may be added or eliminated from time to time]

Schedule C
(1.00 Multiple)

Executive Vice President, Strategy and Corporate Development (Jacob Lamm)

[Employees may be added or eliminated from time to time]

*Denotes participants not eligible for the excise tax-gross-up pursuant to section 4(g) of the Policy.